                                                               EXHIBIT 99.5

                                 COBBWELLS, INC.
                                 D/B/A PAGE ONE
                                  BALANCE SHEET
                                SEPTEMBER 30, 1995
                                   (UNAUDITED)

                                      ASSETS
Current assets:
   Cash                                              $     183,712
   Trade accounts receivable                                23,959
   Inventories                                             209,575
   Prepaid expenses and advances                             5,064
                                                     -------------
Total current assets                                       422,310

Property, pagers and equipment                           2,087,080
   Less allowance for depreciation                        (986,634)
                                                     -------------
                                                         1,100,446

Total assets                                         $   1,522,756
                                                     -------------
                                                     -------------


                     LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Trade payables                                    $     408,682
   Advances from stockholders                              276,450
   Customer deposits                                        21,367
   Other accrued expenses and liabilities                   26,163
   Current maturities of long-term debt                  1,071,909
                                                     -------------
Total current liabilities                                1,804,571

Stockholders' deficit:
   Common stock, $100 par value                             15,300
   Accumulated deficit                                    (297,115)
                                                     -------------
Total stockholders' deficit                               (281,815)
                                                     -------------

Total liabilities and stockholders' deficit          $   1,522,756
                                                     -------------
                                                     -------------

                                 COBBWELLS, INC.
                                 D/B/A PAGE ONE
                   STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                         NINE MONTHS ENDED SEPTEMBER 30, 1995
                                   (UNAUDITED)

Total revenues                                        $  3,892,316
Cost of products sold                                     (836,841)
                                                     -------------
                                                         3,055,475

Cost of services - pager lease and
  access services                                          392,947
                                                     -------------
                                                         2,662,528

Expenses:
   Selling, general and administrative                   2,258,458
   Depreciation and amortization                           270,000
                                                     -------------
                                                         2,528,458
                                                     -------------

Net income                                                 134,070

Accumulated deficit, beginning                            (431,185)
                                                     -------------

Accumulated deficit, ending                          $    (297,115)
                                                     -------------
                                                     -------------

                                 COBBWELLS, INC.
                                 D/B/A PAGE ONE
                             STATEMENT OF CASH FLOWS
                       NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

OPERATING ACTIVITY
   Net income                                         $    134,070
   Adjustments to reconcile net income to
    net cash provided by operating activities:
      Depreciation and amortization                        270,000
      Changes in operating assets and liabilities:
        Decrease in trade accounts receivable
        Decrease (increase) inventories and other           16,428
         assets                                           (127,458)
        Increase in trade payables and accrued
         liabilities                                       303,396
                                                     -------------
   Net cash provided by operating activities               596,436

INVESTING ACTIVITY
   Purchase of property and equipment                     (411,690)

FINANCING ACTIVITY
   Payments on long-term debt                              (76,773)

   Net increase in cash                                    107,973
   Cash at beginning of period                              75,739
                                                     -------------

   Cash at end of period                             $     183,712
                                                     -------------
                                                     -------------